                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================
Distribution Date:  December 27, 2001


(i)    Amount of principal being paid or distributed:
       (a) Class A-1 Notes: (1)    $0.00
                               ----------------
                            (2)($           -   , per $1,000 original principal amount of the Notes)
                               ----------------
       (b) Class A-2 Notes: (1) $27,473,891.88
                               ----------------
                            (2)($    0.0000482  , per $1,000 original principal amount of the Notes)
                               ----------------

(ii)   Amount of interest being paid or distributed on:
       (a) Class A-1 Notes: (1)    $0.00             2.7400000% (Based on Student Loan Rate)
                               ----------------     -----------
                            (2)($           -   , per $1,000 original principal amount of the Notes)
                               ----------------
       (b) Class A-2 Notes: (1) $ 3,976,928.70       2.9300000% (Based on Student Loan Rate)
                               ----------------     -----------
                            (2)($    0.0000070  , per $1,000 original principal amount of the Notes)
                               ----------------
       (c) (1) 3 Mo. Libor for the reporting period from the previous Distribution Date was: 3.7050000%
                                                                                             -----------
           (2) The Student Loan Rate was:   6.0929697%
                                            ----------

(iii)  Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (a) Distributed:     (1)    $0.00
                               ----------------
                            (2)($           -   , per $1,000 original principal amount of the Notes)
                               ----------------
       (b) Balance:         (1) $           -
                               ----------------
                            (2)($           -   , per $1,000 original principal amount of the Notes)
                               ----------------

(iv)   Pool Balance at end of related Collection Period:   $544,085,314.80
                                                           ----------------

(v)    After giving effect to distributions on this Distribution Date:
       (a) (1) Outstanding principal amount of Class A-1 Notes:      $0.00
                                                                ---------------
           (2) Class A-1 Note Pool Factor:     -
                                           ------------------
       (b) (1) Outstanding principal amount of Class A-2 Notes: $509,485,314.80
                                                                ---------------
           (2) Class A-2 Note Pool Factor:  0.89320707
                                            -----------------

(vi)   (a) (1) Amount of Servicing Fee for related Collection Period:  $614,211.76
                                                                      -------------
           (2) $ 0.7396577  , per $1,000 original principal amount of the Notes.
               -------------
       (b) Amount of Excess Servicing Fee being distributed and remaining balance (if any):
           (1) Distributed:        $0.00
                            -------------------
                            $               -   , per $1,000 original principal amount of the Notes.
                            -------------------
           (2) Balance:     $       0.00
                            -------------------
                            $               -   , per $1,000 original principal amount of the Notes.
                            -------------------
       (c) Amount of Administration Fee for related Collection Period:  $  3,000.00
                                                                        -----------
                            $     0.0036127     , per $1,000 original principal amount of the Notes
                            -------------------
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

(vii)  (a) Aggregate amount of Realized Losses (if any) for the related Collection Period: $1,259.39
                                                                                           -----------
       (b) Delinquent Contracts                        # Disb.       %        $ Amount         %
                                                       -------       -        --------         -
           30-60 Days Delinquent                        1,020       1.32%   $ 12,396,496     2.99%
           61-90 Days Delinquent                          678       0.88%   $  8,229,159     1.98%
           91-120 Days Delinquent                         326       0.42%   $  4,070,151     0.98%
           More than 120 Days Delinquent                  316       0.41%   $  4,057,850     0.98%
           Claims Filed Awaiting Payment                  617       0.80%   $  7,448,225     1.80%
                                                        -----       ----    ------------     ----
              TOTAL                                     2,957       3.82%   $ 36,201,881     8.73%


(viii) Amount in the Reserve Account:  $1,714,677.62
                                       --------------

(ix)   Amount in the Prefunding Account:  $0.00
                                          --------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:     $0.00
                                                                         -------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:  $0.00
                                                                       ---------

(xii)  (a) Cumulative TERI Claims Ration as of Distribution Date  6.79%
                                                                 --------
       (b) TERI Trigger Event has not occured.

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